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                                                                    Exhibit 32.2
                        CERTIFICATION ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Prestolite Electric Holding, Inc. (the Company) on Form 10-K for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Kenneth
C. Cornelius, Chief Financial Officer of the Company. Certify, pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company

Date: March 19, 2004                            By: /s/ Kenneth C. Cornelius
                                                    ------------------------
                                                    Kenneth C. Cornelius
                                                    Executive Vice President and
                                                    Chief Financial Officer